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                                                                 EXHIBIT 99.2(D)



Number                                                                   Shares
 -000-                                                                    -000-

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                     AND A STATEMENT AS TO THE RIGHTS
                                                   PREFERENCES, PRIVILEGES AND
TRANSFERABLE IN BOSTON,MASS.,                           RESTRICTIONS OF SHARES
   OR NEW YORK, NEW YORK


                         THE DESSAUER GLOBAL EQUITY FUND



This Certifies that VOID is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $.01 PER SHARE, OF THE DESSAUER GLOBAL EQUITY FUND transferable only on the books of the Business Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof, the Business Trust has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be hereunto affixed.

Dated:


         -----------------                                    ------------------
         Secretary                                            President


                               COUNTERSIGNED AND REGISTERED
                                     FIRST NATIONAL BANK OF BOSTON
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR

                                    BY

                                                           AUTHORIZED OFFICER





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                          [REVERSE SIDE OF CERTIFICATE]

                         THE DESSAUER GLOBAL EQUITY FUND

         A statement of the powers, designations, preferences, restrictions and relative, participating, optional or other special rights of the shares of beneficial interest may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Business Trust at its offices in Boston, MA or New York, NY.
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM-as tenants in common              UNIF GIFT MIN ACT-_________ Custodian
--------
TEN ENT-as tenants by the                               (Cust)          (Minor)
          entireties                              under Uniform Gifts to Minors
Act
 JT TEN-as joint tenants with
---------------------------------
        right of survivorship                                         (State)
        and not as tenants in common

      Additional abbreviations may also be used though not in the above list.


        For Value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
  -----------------------------
/------------------/
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__________________________________________ Shares of beneficial interest represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________________________ Attorney to transfer the said shares of beneficial interest on the books of the within named Business Trust with full power of substitution in the premises.

Dated________________                       X_____________________________
                                            NOTICE.  THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN UPON THE FACE OF
                                            THE CERTIFICATE, IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT, OR ANY CHANGE
                                            WHATSOEVER.

SIGNATURE GUARANTEED:   _______________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                        GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                        MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                        MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


         KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE BUSINESS TRUST MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.